Exhibit 99.1

                                               TOYOTA
                                         FINANCIAL SERVICES

                               Presentation to Fixed Income Investors
                                             March 2011

Disclaimer

o    This presentation includes certain "forward-looking statements" within the meaning of The U.S.
     Private Securities Litigation Reform Act of 1995.

o    These statements are based on current expectations and currently available information.

o    Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit
     Corporation

o    We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

o    This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

Toyota's Global Businesses

TOYOTA

AUTOMOTIVE                      FINANCIAL SERVICES                      OTHER BUSINESSES

TMC Consolidated Financial Results

                                                                                     Nine Months
                                                     Fiscal Year Ended                     Ended
                                                              March 31,             December 31,
         (JPY billions)                         2009                 2010                   2010

         Net Revenues                       20,529.5             18,950.9               14,351.6
         Operating Income                     (461.0)               147.5                  422.1
         Net Income (Loss)                    (437.0)               209.4                  382.7

Sources: Toyota Motor Corporation 2010 Year-End Press Meeting and FY 2011 Third Quarter Press Meeting

TMC Consolidated Balance Sheet

                                                               FY2010                       FY2011
      (JPY billions)                                   As of March 31, 2010        As of December 31, 2010

     -----------------------------------------------------------------------------------------------------------------------------
        Current assets                                             13,073.6                     11,802.7
        Noncurrent finance receivables, net                         5,630.7                      5,376.4
        Investment and other assets                                 4,934.1                      5,862.3
        Property, plant and equipment, net                          6,710.9                      6,192.9

                                                      =======================      =======================
      Total Assets                                                30,34 9.3                    29,234 .3
                                                      =======================      =======================
        Liabilities                                                19,418.8                     18,426.5
        Shareholders' equity                                       10,930.4                     10,807.9

                                                      =======================      =======================
      Total Liabilities and Shareholders' Equity                   30,349.3                     29,234.3
                                                      -----------------------      -----------------------

Sources: Toyota Motor Corporation FY2011 Third Quarter Financial Summary

TFS Group Global Presence

33 Countries and Regions Worldwide

TOYOTA
FINANCIAL SERVICES

Toyota Motor Credit Corporation (TMCC)

                               Toyota Motor Credit Corporation (TMCC)

                                   Toyota Motor Corporation (TMC)

                            Toyota Financial Services Corporation (TFSC)

                               Toyota Motor Credit Corporation (TMCC)

o        Over 4.0 million active finance contracts (1)

o        AA- (stable) /Aa2 (neg) rated captive finance company

o        Credit support agreement structure with TFSC/TMC

(1) As of December 31, 2010                                                                                                                                7

Credit Support Agreements

o    Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

     -    TFSC will own 100% of TMCC

     -    TFSC will cause TMCC to maintain a tangible net worth of at least $100,000

     -    If TMCC determines it will be unable to meet its payment obligations on any securities,
          TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

o    TFSC in turn has the benefit of a credit support agreement with Toyota Motor Corporation
     ("TMC")

     -    Same key features as TFSC/TMCC credit support agreement

     -    TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm

     -    TMC's obligations rank pari passu with its senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC�s securitization trusts.

TMCC Products and Services

-----------------------------------------------------------------------------------------------
Consumer             Dealer                    Commercial
Finance              Finance                   Finance                    Insurance
-----------------------------------------------------------------------------------------------
Retail               Wholesale                 Forklift                  Service Agmts
Lease                Real Estate               Hino Medium Duty          Ext. Warranty
                     Working Capital           Retail                    Guaranteed Auto
                     Revolving Credit          Lease                     Protection
                     Lines                                               Roadside Assistance
-----------------------------------------------------------------------------------------------

TMCC Financial Performance - Select Data

                                                                                        Nine Months
                                              Fiscal Year Ended March 31,                   Ended
                                                                                         December 31,
  (USD Millions)                     2007        2008          2009          2010           2010
 -----------------------------------------------------------------------------------------------------
  Total Financing Revenues          6,710       8,192         8,800         8,163          6,079
     add: Other Income                586         686           432           680            603
     less: Interest Expense         5,335       7,450         7,132         5,587          3,825
            and depreciation
  Net Financing Revenues            1,961       1,428         2,100         3,256          2,857
            and Other Revenues
  Net Income (Loss)                   434        (223)         (623)        1,063          1,465

Sources: TMCC March 31, 2010 10-K and December 31, 2010 10-Q                                                                                                10

TMCC Earning Asset Composition

Managed Assets

64.5            74.1            72.6            72.2            76.8
Mar-2007        Mar-2008        Mar-2009        Mar-2010        Dec-2010

Note: Segments may not sum to total due to rounding

Sources: TMCC March 31, 2009 10-K, March 31, 2010 10-K and December 31, 2010 10-Q

Extensive Field Organization

o    Decentralized dealer and field support

o    Centralized servicing and collections

TMCC Financial Performance - Select Data

(USD Millions)	Fiscal Year Ended March 31, 2007	2008	2009	2010	Nine Months Ended December 31, 2010
Over 60 Days Delinquent (1)	0.46%	0.59%	0.68%	0.45%	0.42%
Allowance for Credit Losses (1) (2)	0.85%	0.97%	2.51%	2.31%	1.17%
Net Credit Losses (3)	0.64%	0.91%	1.37%	1.03%	0.55%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for years 2007, 2008 and 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal 2010

Sources: *TMCC March 31, 2009 10-K, March 31, 2010 10-K and December 31, 2010 10-Q*

13

TMCC Funding Programs

Exceptional Liquidity

o    A-1+/P-1 Direct Commercial Paper Program

o    Backed by USD 13 billion multi-party back-stop credit facilities
     (USD 5 billion 364-day; USD 5 billion 3-year; USD 3 billion 5-year)

o    USD 4.4 billion Short-term Investment Portfolio*

o    Over USD 35 billion in salable retail loan receivables

o    Access to various domestic and international term markets

o    Billions of additional capacity in Global Benchmark Markets

o    Inter-company lending infrastructure

o    Credit Support Agreements: TMCC ->TFSC ->TMC

* Average balance for three months ended December 31, 2010

Source: TMCC December 31, 2010 10-Q

TMCC Funding Program Objectives

o    TMCC is committed to:

     -    Maintaining funding diversity and exceptional liquidity

     -    Issuing into strong demand with attractive deals

     -    Identifying and developing new markets and investor relationships

     -    Responding quickly to opportunities with best-in-class execution

Diversity in Debt Offerings

      TMCC Term Debt Outstanding

                     By Deal Type                     By Currency

                                 EMTN,
                                 $5,816
                                                Eurobonds,
                                                  $13,458

                  Other, $8,820
                                                    Uridashi, $6,315

                       Public/Private
                       ABS, $10,706

                                          MTN,
                                           $5,173          Global MTN,

                                                               $3,750

               units in USD millions            units in USD millions

                                EUR, $8,366
USD, $30,608                         AUD, $4,391

                                    JPY, $4,282

                                            CHF, $3,233

                                        NZD, $1,295

                                      GBP, $925

                          Other, $938

As of February 28, 2011

Source: Company Reports

Funding Flexibility

            Focus on More Diverse Maturities in USD Issuance(1)

           FY '08                           FY '09                 FY '10

       3yr     4yr                                           3yr

2yr           1%

      20%     1%               3yr                                15%

           FYTD'11(2)

                          1yr
10yr
                    16%
  5%                                2yr   8%

24%

2yr
                                                                           74%   1yr
18 mo     12%                  66%             2yr    19%

                                   1yr                   2%

                       18 mo                77%               1yr

                      7%

                   17%

                          3yr

 36%

5yr

(1)  Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.

(2)  As of February 28, 2011

Source: Company Reports

Key Investment Highlights

o    Financial strength supported by strong credit ratings

o    Transparent business model with exceptional liquidity

o    Rational funding programs with long term perspective

     -    Diversification in bond offerings

     -    Focus on proactively meeting needs of market

     -    Strong emphasis placed on flexibility and responsiveness

                                               TOYOTA
                                         FINANCIAL SERVICES